Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 10, 2015 (the “First Amendment Effective Date”), among EPSILON ENERGY USA INC (“Borrower”), the LENDERS (as hereinafter defined), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

WHEREAS, Borrower, the financial institutions party thereto (collectively, together with their respective successors and assigns, the “Lenders”), and Administrative Agent are parties to that certain Credit Agreement dated as of July 29, 2013 (the “Credit Agreement”):

WHEREAS, Borrower has requested that Administrative Agent and the Lenders amend the Credit Agreement as hereinafter provided;

WHEREAS, subject to the terms and conditions set forth herein, Administrative Agent and the Lenders are willing to agree to such amendments; and

WHEREAS, Borrower, the Lenders and Administrative Agent acknowledge that the terms of this Amendment constitute an amendment and modification of, and not a novation of, the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the reccipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                            Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.                            Amendment to the Credit Agreement. Subject to satisfaction of the conditions of effectiveness set forth in Section 3 of this Amendment, the parties hereto agree that:

Section 1.1 of the Credit Agreement is hereby amended to amend the following definition in its entirety to read as follows:

“Maturity Date” means March 1, 2017, or such earlier date on which the Commitment of each Revolving Credit Lender terminates as provided in this Agreement; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next succeeding Business Day.

SECTION 3.                            Conditions of Effectiveness. The amendments set forth in Section 2 of this Amendment, as well as any other terms and conditions set forth herein, shall be effective as of date first above written, provided that Administrative Agent shall have received the following:

(a)                                 a counterpart of this Amendment executed by Borrower, Guarantors, the Lenders and Administrative Agent;

(b)                                 all fees and expenses required to be paid pursuant to the Loan Documents, including, without limitation, the fees and expenses of Winstead PC invoiced on or prior to the First Amendment Effective Date; and

(c)                                  such other certificates, documents, consents or opinions as the Administrative Agent reasonably may require.

SECTION 4.                            Decrease of Borrowing Base: Increase of Monthly Reduction Amount. Effective as of the First Amendment Effective Date and subject to the conditions set forth in Section 3 hereof, the Borrowing Base is hereby decreased from $30,000,000 to $19,600,000, and commencing January 1, 2016, the Monthly Reduction Amount is hereby increased from $0 to $400,000. The foregoing adjustment of the Borrowing Base and Monthly Reduction Amount is a periodic redetermination of the Borrowing Base and Monthly Reduction Amount under Section 2.10(‘b’) of the Credit Agreement. The Borrowing Base and Monthly Reduction Amount as so adjusted shall remain in effect until the next periodic redetermination of the Borrowing Base and Monthly Reduction Amount under Section 2.10(b) of the Credit Agreement, unless otherwise adjusted pursuant to the other provisions of Section 2.10 of the Credit Agreement.

SECTION 5.                            Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each Obligated Party acknowledges and agrees that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of any Obligated Party under the Loan Documents, which Loan Documents shall remain in full force and effect.

SECTION 6.                            Borrower’s Representations and Warranties. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower represents and warrants to Administrative Agent and the Lenders (with the knowledge and intent that Administrative Agent and the Lenders are relying upon the same in entering into this Amendment) that, as of the date of its execution of this Amendment:

(a)                                 This Amendment, the Credit Agreement and each of the other Loan Documents to which any Obligated Party is a party, have each been duly executed and delivered by such Obligated Party’s duly authorized officers and constitute the valid and binding obligations of such Obligated Party, enforceable against such Obligated Party in accordance with their respective terms, except as enforcement thereof may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

(b)                                 The representations and warranties set forth in Article 6 of the Credit Agreement are true and correct in all material respects, after giving effect to this Amendment, as if made on and as of the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date, in which case, they are true and correct in all material respects as of such date).

(c)                                  At the time of and after giving effect to this Amendment, no Default exists

(d)                                 The execution, delivery and performance of this Amendment arc within Borrower’s corporate power, have been duly authorized, are not in contravention of any law applicable to Borrower or the terms of Borrower’s Constituent Documents and, except as have been previously obtained or as referred to in Section 6.8 of the Credit Agreement, do not require the consent or approval of any Governmental Authority or any other Person except to the extent that such consent or approval is not material to the transactions contemplated by this Amendment.

SECTION 7.                            Administrative Agent and the Lenders Make No Representations or Warranties. By execution of this Amendment, neither Administrative Agent nor any Lender (a) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Amendment, the Credit Agreement, the Loan Documents or any other instrument or document furnished pursuant thereto, or (b) makes any representation or warranty or assumes any responsibility with respect to the financial condition of Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

SECTION 8.                            Effect of Amendment. This Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or a waiver of any other term or condition of the Credit Agreement, any Security Document, any other Loan Document or any of the instruments or agreements referred to therein, (b) shall not prejudice any right or rights which Administrative Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement, any Security Document or any other Loan Document, and (c) shall not be deemed to be a waiver of any existing or future Default under the Credit Agreement, any Security Document or any other Loan Document.

SECTION 9.                            Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the Law of the State of Texas. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Amendment, and any documents required or requested to be delivered pursuant to Section 3 hereof, may be delivered by telecopy or pdf transmission of the relevant signature pages hereof and thereof, as applicable.

SECTION 10.                     Ratification. Each Obligated Party ratifies and acknowledges that the Loan Documents to which it is a party are valid, subsisting and enforceable.

[Remainder of page intentionally left blank. Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

EPSILON ENERGY USA INC,
as Borrower

By:	/s/ B Lane Bond
Name:	B Lane Bond
Time:	CFO

ACKNOWLEDGED AND AGREED:

EPSILON ENERGY LTD.,
as a Guarantor

By:	/s/ B Lane Bond
Name:	B Lane Bond
Time:	CFO

EPSILON MIDSTREAM, LLC,
as a Guarantor

By:	Epsilon Energy USA Inc,
its Managing Member

By:	/s/ B Lane Bond
Name:	B Lane Bond
Time:	CFO

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:	/s/ Jason Fowler
Name:	Jason Fowler
Time:	Senior Vice President